Exhibit 10.20
AMENDMENT TO STOCKHOLDERS’ AGREEMENT
     THIS AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of December 29, 2006 (the “Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Stockholders’ Agreement, dated as of March 14, 2005 (the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Stockholders. The stockholders listed on the attached Exhibit D are hereby constituted as Other Stockholders and Stockholders for all purposes of the Original Agreement, as amended by this Amendment.
     2. Election of Directors. Section 1.1(b) of the Original Agreement is hereby amended to read, in its entirety, as follows:
     (b) the following individuals shall be elected to the Board:
     (i) two (2) individuals (the “FTV Directors”) nominated by Financial Technologies Management II LLC (including its Affiliates, “FTV”);
     (ii) two (2) individuals (the “TrustWave Directors”) nominated by the holders (the “TrustWave Majority Holders”) of a majority of the issued and outstanding shares of Common Stock owned by the Persons listed on Exhibit C attached hereto (the “TrustWave Common Holders”);
     (iii) two (2) individuals (the “Kiphart Directors”) nominated by Richard Kiphart (“Kiphart”);

     (iv) two (2) individuals (the “MBK Directors”) nominated by MBK Ventures, LLC, an Illinois limited liability company (“MBK”); and
     (v) one (1) individual (the “SecurePipe Director”) nominated by the holders (the “SecurePipe Majority Holders”) of either (A) a majority of the issued and outstanding shares of Common Stock owned by the Persons listed on Exhibit D attached hereto (the “SecurePipe Major Holders”) or, (B) if such a majority of the SecurePipe Common Holders cannot be obtained, a plurality of the issued and outstanding shares of Common Stock owned by the SecurePipe Major Holders.
     3. Election of SecurePipe Director. The undersigned hereby approve and elect ___________ to serve on the Board of Directors of the Company as the SecurePipe Director until his successor is duly elected and qualified in accordance with the provisions of the Agreement, as amended by this Amendment, and the Company’s Bylaws.
     4. Vacancies and Removal. Section 1.2 of the Original Agreement is amended by inserting a new subsection (g) to read, in its entirety, as follows:
     (g) The Stockholders shall vote all of their shares of capital stock of the Company to cause any SecurePipe Director to be removed during his or her term of office, when and only when they are so directed to be removed in writing by SecurePipe Majority Holders or for Cause.
     5. Right to Appoint Directors. Section 1.3 of the Original Agreement is amended by inserting new subsections (g) and (h) to read, in their entireties, as follows:
     (g) SecurePipe Common Holders. At such time as the holders of Common Stock who received such Common Stock pursuant to that certain Agreement and Plan of Merger and Reorganization by and among the Company, SecurePipe, Inc. and certain stockholders of SecurePipe, Inc. the (“SecurePipe Common Holders”) hold less than twenty percent (20%) of the shares of Common Stock held by the SecurePipe Common Holders on the date hereof, the SecurePipe Majority Holders shall not be entitled to nominate any SecurePipe Director to the Board pursuant to Section 1.1(b) and the obligations of the other Stockholders to vote their shares in favor of election of the SecurePipe Majority Holders’ nominee under Section 1.1(b), and the obligations of the other Stockholders to vote to remove any SecurePipe Director under Section 1.2, shall terminate and be of no further force or effect. For so long as the SecurePipe Majority Holders are entitled to nominate a SecurePipe Director to the Board pursuant to Section 1.1(b), the Board shall not create any committee other than the Compensation Committee and the Audit Committee without offering to include on any such committee the SecurePipe Director.
     (h) SecurePipe Observer. The SecurePipe Majority Holders shall have the right to appoint one representative (a “SecurePipe Observer”), who initially shall be ____________, from time to time who shall: (a) receive notice of all meetings of the Board and each committee thereof (such notice to be delivered or mailed as specified herein at the same time as notice is given to the members of such Board and/or committee); (b) be entitled to attend (or, in the case of telephone meetings, monitor) all such meetings; (c) receive all notices, information and reports which are furnished to the members of such board and/or committee at the same time and in the same manner as the same is furnished to any such member; (d) be entitled to participate in all discussions conducted at such meetings; and (e) receive as soon as available (but in any event prior to the next succeeding meeting of such board and/or committee) copies of the minutes of all such meetings. If any action is proposed to be taken by such Board and/or committee by written consent in lieu of a meeting, the Company will give written notice thereof to such SecurePipe Observer. The rights granted to the SecurePipe Majority Holders under this Section may not be transferred by the SecurePipe Majority Holders to any party. All expenses related to the SecurePipe Observer’s participation shall be borne exclusively by the SecurePipe Majority Holders.
     6. Definition of Eligible Stockholders. The definition of the term “Eligible Stockholders” for purposes of Sections 3.2 and 3.3 of the Original Agreement, as amended by this Amendment, is hereby amended to mean any Stockholder holding at least 100,000 Shares (as adjusted for stock splits and on an as-converted basis) as of the Amendment Date and as of the date of the Offer.
     7. Modification or Amendment. Section 4.9 of the Original Agreement is hereby amended to read, in its entirety, as follows:
     4.9 Modification or Amendment. Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); provided, that (x) Sections 1.1(b)(i), 1.2(b) and 1.3(a) may not be modified, amended, changed, discharged or terminated without the written consent of FTV, Sections 1.1(b)(iii), 1.2(c) and 1.3(b) may not be modified, amended, changed, discharged or terminated without the written consent of Kiphart, Sections 1.1(b)(ii), 1.2(d) and 1.3(d) may not be modified, amended, changed, discharged or terminated without the written consent of TrustWave Majority Holders, Sections 1.1(b)(iv), 1.2(e) and 1.3(c) may not be modified, amended, changed, discharged or terminated without the written consent of MBK, and Sections 1.1(b)(v), 1.2(g), 1.3(g) and 1.3(h), may not be modified, amended, changed, discharged or terminated without the written consent of the SecurePipe Majority Holders, and (y) Section 2.1 may not be modified, amended, changed, discharged or terminated without the written consent of the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred, Section 2.2 may not be modified, amended, changed, discharged or terminated without the written consent of TrustWave Majority Holders and Section 2.3 may not be modified, amended, changed, discharged or terminated without the written consent of MBK; provided further that, any such amendment, modification, change, discharge, termination or waiver that would adversely affect the rights hereunder of any Stockholder in its capacity as a Stockholder, without similarly affecting the rights hereunder of all Stockholders of such class, in their capacities as Stockholders of such class, shall not be effective as to such Stockholder without its prior approval. The inclusion of additional

Persons as parties to this Agreement pursuant to a counterpart signature page or joinder agreement approved by the Company shall not require an amendment to this Agreement.
     8. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     9. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Date.

COMPANY:

TRUSTWAVE HOLDINGS, INC.

By:	/s/ Robert McCullen

	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS:

Financial Technology Ventures II (Q), L.P.
By:	Financial Technology Management II, LLC

By:	/s/ Richard N. Garman

	Name:	Richard N. Garman
	Title:	Chief Executive Officer

Financial Technology Ventures II, L.P.
By:	Financial Technology Management II, LLC

By:	/s/ Richard N. Garman

	Name:	Richard N. Garman
	Title:	Chief Executive Officer

/s/ Richard Kiphart

Richard Kiphart

/s/ David Valentine

David Valentine

/s/ Joseph L. Patanella

Joseph L. Patanella
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

/s/ Phillip J. Smith
Phillip J. Smith
MBK Ventures, LLC

By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

[SECUREPIPE HOLDERS]
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

ARGENTUM CAPITAL PARTNERS II, L.P. By: Argentum Partners II, L.L.C.

By:	/s/ Walter Barandiaran-

Its:

PRISM OPPORTUNITY FUND IV, L.P. By: POF Partners SBIC, Inc., its General Partner

By:	/s/ Robert A. Funkel

Its:	President

THE PRODUCTIVITY FUND IV, L.P.
By: First Analysis Management Company IV,
L.L.C., its General Partner
By: First Analysis Venture Operations and
Research, L.L.C., its Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

THE PRODUCTIVITY FUND IV ADVISORS FUND, L.P.
By: First Analysis Management Company IV,
L.L.C., its General Partner
By: First Analysis Venture Operations and
Research, L.L.C., its Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

FA PRIVATE EQUITY FUND IV, L.P.
By: FA Private Equity Management IV,
L.L.C., its General Partner
By: First Analysis Private Equity Management
Company IV, L.L.C., its Managing Member
By: First Analysis Venture Operations and
Research, L.L.C., its Managing Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

/s/ Marvin Lader

Marvin Lader

/s/ James Macdonald

James Macdonald

/s/ Jason Penn

Jason Penn

/s/ Arch Moesta

Arch P. Moesta

/s/ Dan Sterling

Dan Sterling

/s/ Susan Sterling

Susan Sterling

/s/ Art Roldan

Art Roldan

/s/ Lawrence Levine

Lawrence Levine

/s/ Lawrence Levine

Comet Capital LLC Lawrence Levine, Manager

/s/ Daniel T. Moesta

Daniel T. Moesta

Maxwell Guy and Cynthia Diane Morgan Revocable Trust dated November 15, 2002

By:	/s/ Maxwell Guy

Georgy Milliken, Trustee Milliken Family Trust

By:	/s/ George Miliken

SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

/s/ Michael Kiefer

Michael Kiefer

Purdy Family 2000 Trust, dated February 29, 2000

By:	/s/ Allen R. Purdy, Trustee

Wonder Trust and Abundance Trust

By:	/s/ Shannon C. Kiklenny, Trustee of Abundance Trust

By:	/s/ Kathleen A. Currey, Trustee of Wonder Trust

The Billow Family Trust, dated May 10, 1999

By:	/s/ [illegible signature]

/s/ Charles A. Higdon

Charles A. Higdon

/s/ Wayne C. Hardwick

Wayne C. Hardwick

/s/ Sally P. Hardwick

Sally P. Hardwick

/s/ Delois S. Morgan

/s/ Nancy A. D’Onofrio

Nancy A. D’Onofrio

/s/ Richard C. Conrad

Richard C. Conrad

/s/ Barbara J. Conrad

Barbara J. Conrad
SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

/s/ Kendall Risselada

Kendall Riss

/s/ John Silva

John Silva

/s/ Elizabeth Breslin

Elizabeth Breslin

Maxwell Guy and Cynthia Diann Morgan Revocable Trust, dated November 15, 2002

By:	/s/ Maxwell Morgan, Trustee

George Milliken, Trustee Milliken Family Trust

By:	/s/ George Milliken

SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

EXHIBIT D
List of SecurePipe Major Holders